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                                                                   Exhibit 10.18


INDEPENDENT CONTRACTOR AGREEMENT

This is an independent contractor software development and services agreement. Red Hat Software, Inc. ("Red Hat"), a Connecticut, USA corporation, and Ingo Molnar ("Molnar"), a resident of Hungary, enter into this agreement as of the last date following the signatures below.

1.  DEFINITIONS.

A. " Linux" means the Red Hat Linux operating system computer software for Intel and compatible based computers, version 5.1 and later versions released by Red Hat during the term of this Agreement.

B. "Red Hat Product" means the product of Red Hat currently known as " Official Red Hat Linux for Intel-based computers, version 5.1 and later versions released by Red Hat during the term of this Agreement.

C. " Molnar Software" means any and all software developed and provided to Red Hat by Molnar pursuant to this Agreement.

D. " Bugs" means errors in a software program that cause the software to fail to function as intended.

E. "Source Code" means software in written form which is the preferred form for making modifications to the software and which is easily understood by a human knowledgeable in the art of computer programming.

F. "Binary Code" means software in machine-readable form that is not easily understood by a human knowledgeable in the art of computer programming, but which is understood and used by a computer to run the software.

K. "Confidential Information" means any information identified as being Confidential Information by either party, either orally or in writing, at the time it is disclosed, or designated as confidential in writing (either electronically or by other means) within 30 days of the disclosure, provided that the information (a) was not publicly known or generally in the public domain prior to the disclosure, (b) does not become generally known or part of the public domain through any improper action or disclosure by the receiving party, or (c) can be shown to have been in the rightful possession of the receiving party prior to having been identified as Confidential Information 9 by the disclosing party.

2.  WORK MADE FOR HIRE.

A. Molnar shall perform software development and consulting work as follows:
1. Enhance software-RAID support, including, but not limited to, stability, performance, and feature enhancements; 2. Tuning the memory handling of the Linux kernel for a variety of machine configurations; 3. Enhancing SMP scalability, performance and stability; and 4. Working with


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Stephen Tweedie and other kernel developers on the design and implementation of a log-based filesystem for the Linux kernel.

B. The Source Code to be written by Molnar pursuant to this Agreement shall be a work made for hire, and Red Hat shall be the sole owner of the copyright of the Source Code.

3.  INDEPENDENT CONTRACTOR.

Molnar shall be an independent contractor with respect to Red Hat. This Agreement shall not render Molnar an employee, partner, agent of, or joint venturer with Red Hat for any purpose. Red Hat shall not be responsible for withholding taxes with respect to Molnar's compensation hereunder. Molnar shall have no claim against Red Hat for vacation pay, sick leave, retirement benefits, social security, worker's compensation, health or disability benefits, unemployment insurance benefits, or employee benefits of any kind.

4.  PAYMENT.

A. In consideration for the work outlined in this Agreement, Red Hat shall make monthly payments to Molnar in the amount of [CONFIDENTIAL TREATMENT REQUESTED]**. Both parties may modify at any time the amounts to be paid by Red Hat to Molnar, but any and all such modifications shall be in writing and shall be signed by both parties in order to be effective.

B. Payment shall be made in U.S. funds on the last standard business day in the United States of each month for the work performed that month. Work performed for less than a full month shall be prorated accordingly. Payment shall be made via bank wire transfer, or other means agreed to by both parties. Molnar shall bear the risk of any fluctuation in currency exchange rates between U.S. and Hungary currency.

5. NON-EXCLUSIVITY.

This Agreement is a non-exclusive agreement, and both parties remain free to enter into similar agreements with third parties. In the event that Molnar enters into an agreement with a third party in which Molnar performs software development, consulting, or other services related to Linux, Molnar shall inform Red Hat of that agreement at or before the time he enters into such agreement. Nothing in this section limits or supercedes the provisions of Section 7.

6. QUALITY AND TESTING.

Molnar shall thoroughly test the quality of all Source Code and Binary Code it delivers to Red Hat in accordance with customary practice within the industry. All such code delivered to Red Hat by Molnar shall be of commercial production quality. Red Hat shall have the option to test all such code pursuant to its own quality assurance procedures, and may reject any code it reasonably believes does not meet commercial production quality. In the event that Bugs are

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**[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED
AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.




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discovered in the Molnar Software, Molnar will use his best efforts to correct the Bugs in an expeditious manner.

7.  CONFIDENTIALITY.

A. Both Red Hat and Molnar agree that during the term of his Agreement, each party, may disclose to the other party certain Confidential Information. Either party may designate any information it provides to the other party as Confidential Information, and the receiving party shall not disclose that information to third parties without the express permission of the disclosing party. Information designated as Confidential Information shall remain confidential until the disclosing party designates it as non-confidential or until the information becomes public through no fault of the receiving party.

B. Both Red Hat and Molnar agree that in the event either party breaches or threatens to breach the provisions of this section, such breach or threatened breach would cause irreparable harm to the non-breaching party, and the non-breaching party would be entitled to injunctive and other equitable relief to prevent such breach or to remedy an actual breach.

8.  LIMITED WARRANTY.

A. Red Hat warrants that it has the right and authority to enter into this Agreement, and that it will use its commercially reasonable best efforts to distribute and market the Red Hat Product.

B. Molnar warrants that he has the, right and authority to enter into this Agreement, and that, to the best of his knowledge, the Molnar Software does not and will not infringe upon any patent, copyright, trade secret, or other intellectual property interest of any third party. Molnar warrants that he will take all due and reasonable care to avoid infringing any patent, copyright, trade secret, or other intellectual property interest of any third party.

9. ADDITIONAL OBLIGATIONS.

Molnar shall establish and maintain sufficient office space, computer hardware, Internet access, and other equipment and services necessary to enable it to perform its obligations under this Agreement in a professional and timely fashion. In the event that Molnar requires additional computer hardware in order to perform its responsibilities under this Agreement, Red Hat will purchase or reimburse Molnar for the cost of such hardware. All such hardware purchases must be approved in advance by Red Hat, and Red Hat agrees to lease all such hardware to Molnar at no charge to Molnar during the term of this Agreement. Upon the termination of this Agreement for any reason, Molnar shall return to Red Hat all such hardware.

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**[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED
AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.


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10. TERM AND TERMINATION

This agreement shall begin on the date it is signed by both parties. Either party may terminate this Agreement by written (electronic or other means) notice of termination, which shall be effective upon receipt, at least 30 days in advance of termination.

11.  INDEMNITY

A. Molnar shall defend, indemnify, and hold Red Hat harmless from and against any liability, suits, claims, losses, damages and judgments, and shall pay all costs (including reasonable attorney's fees) and damages arising from a claim that Molnar Software infringes any third party's patent, copyright, trademark or other intellectual property interest, except as provided in Section ll.B. below. The provisions of this Section shall survive the termination of this Agreement.

B. Red Hat shall defend, indemnify, and hold harmless Molnar from and against any liability, suits, claims, losses, damages and judgments against Molnar made in the United States related to this Agreement, provided that Molnar promptly notifies Red Hat of any and all such claims and provided that Red Hat is given control over the defense of any and all such claims. The provisions of this Section shall survive the termination of this Agreement.

12. LIMITATION ON LIABILITY

To the extent allowed by applicable law, IN NO EVENT SHALL RFD HAT, ITS SUPPLIERS, DISTRIBUTORS, OR RESELLERS, BE LIABLE FOR ANY DAMAGES WHATSOEVER, INCLUDING WITHOUT LIMITATION, ANY LOSS OF PROFITS, LOSS OF BUSINESS, LOSS OF USE OR DATA, INTERRUPTION OF BUSINESS, OR FOR DIRECT, INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY KIND, EVEN IF RED HAT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. (b) EXCEPT AS PROVIDED IN THIS AGREEMENT, IN NO EVENT WILL RED HAT, ITS SUPPLIERS, DISTRIBUTORS, OR RESELLERS, BE LIABLE FOR ANY CLAIM AGAINST MOLNAR BY ANY THIRD PARTY. (C) IN NO EVENT SHALL RED HAT, ITS SUPPLIERS, DISTRIBUTORS, OR RESELLERS, BE LIABLE FOR (i) ANY REPRESENTATION OR WARRANTY MADE TO ANY THIRD PARTY BY MOLNAR, ITS DISTRIBUTOR, OR ITS AGENTS; (ii) FAILURE OF THE SOFTWARE OR THE PRODUCT TO PERFORM; (iii) FAILURE OF THE SOFTWARE OR THE PRODUCT TO PROVIDE SECURITY; OR (iv) THE RESULTS OR INFORMATION OBTAINED OR DECISIONS MADE BY END USERS OF THE SOFTWARE OR THE PRODUCTS OR THE DOCUMENTATION. THIS LIMITATION OF LIABILITY IS AN ESSENTIAL PART OF THE BARGAIN UNDER THIS AGREEMENT.

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**[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED
AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

13.  MISCELLANEOUS.

A. This Agreement shall be governed by and shall be construed in accordance with the laws of the State of North Carolina, U.S.A., regardless of its choice of law provisions. Any dispute, controversy or other claim arising out of this Agreement shall be resolved in an appropriate state or federal court within North Carolina. The parties each agree that they are subject to the personal jurisdiction of the state and federal courts within the State of North Carolina, and each waives the right to challenge the personal jurisdiction of those courts over it. The United Nations Convention on Contracts for the Sale of Goods shall not apply to this Agreement.

B. Any notice under this Agreement shall be in English, in writing, and shall be deemed to be given upon receipt. Notices to Red Hat shall be delivered to Contracts Manager, Red Hat Software, Inc., 4201 Research Commons, Suite 100, 79 Alexander Drive, P.O. Box 13588, Research Triangle Park, North Carolina 27709 USA. Notices to Molnar shall be delivered to [CONFIDENTIAL TREATMENT REQUESTED]**.

C. This Agreement, including all Schedules, constitutes the entire understanding of the parties. This Agreement supersedes and terminates all prior representations, warranties and agreements, written or oral, regarding the subject matter of this Agreement. Any modification to this Agreement must be in a writing signed by both parties.

D. All covenants and obligations of this Agreement shall survive the termination of this Agreement.

E. If one or more of the provisions contained in this Agreement is held invalid, illegal or unenforceable in any respect by any court of competent jurisdiction, such holding will not impair the validity, legality, or enforceability of the remaining provisions.

F. Failure or delay on the part of any party to exercise any right, remedy, power or privilege hereunder will not operate as a waiver. Any waiver must be in writing and signed by the party granting such waiver in order to be effective.

G. In the event that Red Hat is merged with or consolidated into any other entity, or in the event that substantially all of the assets of Red Hat are sold or otherwise transferred to any other entity, the provisions of this Agreement will be binding upon, and inure to the benefit of, such other entity. Molnar shall not subcontract or assign this Agreement to any third party without the express written consent of Red Hat.

H. Nothing in this Agreement shall be construed to make the parties partners, joint venturers, representatives, or agents of each other, nor shall either party so hold itself out.

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**[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED
AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.



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To show their assent to this Agreement, the duly authorized officers of the parties have signed below.

RED HAT SOFTWARE, INC. ("Red Hat")



/s/ Robert F. Young
-----------------------------
Signature
ROBERT F. YOUNG Name
PRESIDENT Title


Date:  August 18, 1998
     ------------------------





INGO MOLNAR ("Molnar")




/s/ Ingo Molnar
-----------------------------
Signature
INGO MOLNAR Name


Date:  August 17, 1998
     ------------------------

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**[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED
AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.